Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-1						Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 10-30-2004 Data Current as of 11/12/2204 11:34:53 AM						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				11/18/2004

2	Payment Date				11/22/2004

3	Collection Period			9/26/2004	10/30/2004	35

4	Monthly Interest Period - Actual/360			10/20/2004	11/21/2004	33

5	Monthly Interest - 30/360					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	315,000,000.00	—	—	—	—
7	Class A-2 Notes	370,000,000.00	86,964,614.71	39,213,902.25	47,750,712.46	0.1290560
8	Class A-3 Notes	385,000,000.00	385,000,000.00	—	385,000,000.00	1.0000000
9	Class A-4 Notes	214,173,000.00	214,173,000.00	—	214,173,000.00	1.0000000
10	Class B Notes	29,559,766.00	29,559,766.00	—	29,559,766.00	1.0000000

11	Total Securities	$1,313,732,766.00	$715,697,380.71	$39,213,902.25	$676,483,478.46

12	Net Pool Balance	$1,334,414,493.82	$725,860,643.36		$686,143,939.35

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.0050%	—	—	—	—
14	Class A-2 Notes	1.1100%	80,442.27	0.9250000	39,294,344.52	451.8429093
15	Class A-3 Notes	1.4900%	478,041.67	1.2416667	478,041.67	1.2416667
16	Class A-4 Notes	1.9300%	344,461.58	1.6083333	344,461.58	1.6083333

	Total Securities		902,945.51		40,116,847.76

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received					23,814,615.71
18	Scheduled Interest Payments Received					2,838,073.11
19	Prepayments of Principal Received					201,411.12
20	Liquidation Proceeds					15,198,728.53
21	Recoveries Received					612,943.82
22	Other Payments Received to Reduce Principal					—

23	Subtotal: Total Collections					42,665,772.29

24	Repurchase Receivables					—
25	Reserve Account Excess Amount (Item 85)					13,456.79

26	Total Available Funds, prior to Servicer Advances					42,679,229.08

27	Servicer Advance (Item 68)					—

28	Total Available Funds + Servicer Advance					42,679,229.08

29	Reserve Account Draw Amount (Item 71)					—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount					42,679,229.08

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)					—
32	Servicing Fees (Item 38)					596,414.48
33	Class A Noteholder Interest (Item 47)					902,945.51
34	Principal Distribution Amount (Item 72)					39,213,902.25
35	Amount Paid to Reserve Account to Reach Specified Balance					—
36	Other Amounts Paid to Trustee					—

37	Remaining Funds to Certificateholder					1,965,966.84

Volkswagen Auto Loan Enhanced Trust 2003-1 MONTHLY SERVICER CERTIFICATE For the collection period ended 10-30-2004 Data Current as of 11/12/2004 11:34:53 AM	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	596,414.48	—	596,414.48

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	80,442.27	—	80,442.27
41	Class A-3 Interest	478,041.67	—	478,041.67
42	Class A-4 Interest	344,461.58	—	344,461.58
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	902,945.51	—	902,945.51

E	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			715,697,380.71
49	Beginning Net Pool Balance		725,860,643.36
50	Receipts of Scheduled Principal		(23,814,615.71)
51	Receipts of Prepaid Principal		(201,411.12)
52	Liquidation Proceeds		(15,198,728.53)
53	Recoveries or Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted Receivables		(501,948.65)

56	Ending Net Pool Balance		686,143,939.35
57	Yield Supplement Overcollateralization Amount		9,660,460.89

58	Adjusted Pool Balance		676,483,478.46
59	Less: Adjusted Pool Balance - End of Collection Period			676,483,478.46

60	Calculated Principal Distribution Amount			39,213,902.25

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			42,679,229.08
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			596,414.48
64	Less: Interest Paid to Noteholders (Item 33)			902,945.51
65	Less: Calculated Principal Distribution (Item 60)			39,213,902.25

66	Equals: Remaining Available Funds before Servicer Advance			1,965,966.84
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			1,965,966.84
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			39,213,902.25

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-1 MONTHLY SERVICER CERTIFICATE For the collection period ended 10-30-2004 Data Current as of 11/12/2004 11:34:53 AM	PAGE 3

F	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance			9,852,995.74
78	Initial Reserve Account Balance			6,568,663.83
79	Beginning Reserve Account Balance			9,852,995.74
80	Plus: Net Investment Income for the Collection Period			13,456.79

81	Subtotal: Reserve Fund Available for Distribution			9,866,452.53
82	Plus: Deposit of Excess Available Funds (Item 35)			—
83	Less: Reserve Account Draw Amount (Item 71)			—

84	Subtotal Reserve Account Balance			9,866,452.53
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)			13,456.79

86	Equals: Ending Reserve Account Balance			9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date			—

G	POOL STATISTICS

	Collateral Pool Balance Data:		Initial	Current

88	Net Pool Balance		1,334,414,494	686,143,939
89	Number of Current Contracts		74,039	54,592
90	Weighted Average Loan Rate		4.21%	4.11%
91	Average Remaining Term		51.9	36.4
92	Average Original Term		55.6	57.9
	Net Credit Loss and Repossession Activity:		Units	Outstanding Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables		33	501,949
94	Liquidation Proceeds on Related Vehicles			—
95	Recoveries Received on Previously Receivables Previously Charged Off			612,944

96	Net Principal Losses for Current Collection Period		33	(110,995)

97	Beginning Net Principal Losses		466	1,951,359
98	Net Principal Losses for Current Collection Period		33	(110,995)

99	Cumulative Net Principal Losses		499	1,840,363

	Delinquencies Aging Profile - End of Period:	Percentage	Units	Outstanding Principal Balance

100	Current	99.42%	54,274	681,866,168
101	31 - 60 Days Delinquent	0.53%	291	3,907,826
102	61 - 90 Days Delinquent	0.05%	27	369,945

103	Total	100.00%	54,592	686,143,939